Commitments	12 Months Ended
Sep. 30, 2013
Commitments [Abstract]
Commitments
Note 8 — Commitments

The Initial Shareholders and holders of the Insider Warrants (or underlying ordinary shares) are entitled to demand certain “piggy-back” registration rights with respect to the initial shares and the Insider Warrants (or underlying ordinary shares) as well as any other warrants that may be issued to them (or underlying ordinary shares) pursuant to an agreement signed on the October 18, 2012.

The Company sold to the underwriter, for $100, an option to purchase up to 400,000 Units at $15.00 per Unit. The underwriter’s Unit purchase option is exercisable starting on the later of the completion of a Business Combination or October 18, 2013 and ending on October 17, 2017. The Units issuable upon exercise of this option are identical to those sold in the Public Offering. The Company accounted for the fair value of the Unit purchase option, inclusive of the receipt of $100 cash payment, as an expense of the Public Offering resulting in a charge directly to shareholders’ equity. The Company estimated that the fair value of this Unit purchase option was approximately $255,000 (or $0.64 per Unit) using a Black-Scholes option-pricing model. The fair value of the Unit purchase option granted to the underwriter was estimated as of the date of grant using the following assumptions: (1) expected volatility of 20%, (2) risk-free interest rate of 0.86% and (3) expected life of five years. The Unit purchase option may be exercised for cash or on a “cashless” basis, at the holder’s option, such that the holder may use the appreciated value of the Unit purchase option (the difference between the exercise prices of the Unit purchase option and the underlying Warrants and the market price of the Units and underlying ordinary shares) to exercise the Unit purchase option without the payment of any cash. The Company will have no obligation to net cash settle the exercise of the Unit purchase option or the Warrants underlying the Unit purchase option. The holder of the Unit purchase option will not be entitled to exercise the Unit purchase option or the Warrants underlying the Unit purchase option unless a registration statement covering the securities underlying the Unit purchase option is effective or an exemption from registration is available. If the holder is unable to exercise the Unit purchase option or underlying Warrants, the Unit purchase option or Warrants, as applicable, will expire worthless.

The Company presently occupies office space provided by Collabrium Advisors LLP, an affiliate of Mr. Andrew Williams, the Company’s Chairman, and Eureka Company Limited, an affiliate of Mr. Koji Fusa, the Company’s Chief Executive Officer. Such affiliates have agreed that beginning October 18, 2012, until the Company consummates a Business Combination, they will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliates an aggregate of $7,500 per month for such services commencing on November 1, 2012. As of September 30, 2013, the Company has accrued expenses of $32,500 related to these services.